Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE
JULY 30, 2013

ACCESS MIDSTREAM PARTNERS, L.P. REPORTS FINANCIAL
RESULTS FOR THE 2013 SECOND QUARTER

Partnership Reports 2013 Second Quarter Adjusted EBITDA of $207 Million, Distributable Cash Flow of $153 Million and Net Income of $69 Million

Partnership Increases Quarterly Distribution to $0.485 per Unit

OKLAHOMA CITY, OKLAHOMA, JULY 30, 2013 – Access Midstream Partners, L.P. (NYSE:ACMP) today announced financial results for the 2013 second quarter.  The Partnership’s adjusted EBITDA for the 2013 second quarter totaled $206.6 million, an increase of $85.7 million, or 70.9%, from 2012 second quarter adjusted EBITDA of $120.9 million.  Net income attributable to the Partnership totaled $69.2 million in the 2013 second quarter, an increase of $17.6 million, or 34.1%, from the 2012 second quarter.   Distributable cash flow (DCF) for the 2013 second quarter totaled $152.7 million, an increase of $65.4 million, or 74.9%, from 2012 second quarter DCF of $87.3 million and resulted in a distribution coverage ratio of 1.56.  Financial terms are defined on pages two and three of this release.

Throughput for the 2013 second quarter totaled 333.5 billion cubic feet (bcf) of natural gas, or 3.67 bcf per day, an increase of 27.9% from 2012 second quarter throughput of 2.87 bcf per day. The increase was driven primarily by throughput from the Eagle Ford and Haynesville assets acquired in December 2012, as well as an increase in Marcellus throughput.  The Partnership’s revenues for the 2013 second quarter totaled $247.2 million, an increase of $97.9 million, or 65.6%, compared to 2012 second quarter revenues of $149.3 million.  Revenues in both periods exclude revenues attributable to the Partnership’s equity investments as those revenues are accounted for as part of the Partnership’s investments in unconsolidated affiliates.  If the Partnership’s proportional share of revenue from equity investments was included, revenue for the 2013 second quarter would have totaled $306.6 million, an increase of $123.2 million, or 67.2%, compared to the 2012 second quarter.

Capital expenditures during the 2013 second quarter totaled $425.2 million, including maintenance capital expenditures of $27.5 million.  These capital expenditures included $190.2 million for the Partnership’s share of capital expenditures in entities accounted for as equity investments.

Partnership Increases Cash Distribution

On July 24, 2013, the Board of Directors of the Partnership’s general partner declared a quarterly cash distribution of $0.485 per unit for the 2013 second quarter, a $0.065, or 15.5%, increase over the 2012 second quarter distribution and a $0.0175, or 3.7%, increase over the 2013 first quarter distribution.  The distribution will be paid on August 14, 2013 to unitholders of record at the close of business on August 7, 2013.  DCF of $152.7 million for the 2013 second quarter provided distribution coverage of 1.56 times the amount required for the Partnership to fund the distribution to the general partner and the limited partners.

INVESTOR CONTACT:	MEDIA CONTACTS:		ACCESS MIDSTREAM
Dave Shiels, CFO	Debbie Nauser	Tom Johnson	525 Central Park Drive
(405) 727-1740	(405) 727-1612	(212) 371-5999	Oklahoma City, OK 73105
dave.shiels@accessmidstream.com	debbie.nauser@accessmidstream.com	tbj@abmac.com

Management Comments

J. Mike Stice, Access Midstream Partners’ Chief Executive Officer, commented, “Our strong financial performance in the second quarter is the result of tremendous execution by our operations teams.  We recently set a daily throughput record in the Marcellus Shale with the Marcellus North assets generating more than two billion cubic feet per day of gross throughput.  In addition, our team in the Eagle Ford Shale connected over 100 new receipt meters to our gathering systems in the second quarter.  These achievements and the achievements of the teams in our other operating regions are contributing to industry leading growth for Access Midstream.”

Partnership Upsizes Credit Facility

On May 13, 2013, the Partnership amended its revolving credit facility to extend the maturity date to May 2018 and increase the facility’s aggregate revolving commitments from $1 billion to $1.75 billion.

Conference Call Information

A conference call to discuss this release of financial results has been scheduled for Wednesday, July 31, 2013 at 9:00 a.m. EDT.  The telephone number to access the conference call is 719-457-2683 or toll-free 888-287-5530.  The passcode for the call is 6882320.  We encourage those who would like to participate in the call to dial the access number between 8:50 and 9:00 a.m. EDT.  For those unable to participate in the conference call, a replay will be available for audio playback from 12:00 p.m. EDT on July 31, 2013 through 12:00 p.m. EDT on August 14, 2013.  The number to access the conference call replay is 719-457-0820 or toll-free 888-203-1112.  The passcode for the replay is 6882320.  The conference call will also be webcast live on the Internet and can be accessed by going to the Partnership’s website at www.accessmidstream.com in the "Events" subsection of the "Investors" section of the website.  An archive of the conference call webcast will also be available on the website.

Use of Non-GAAP Financial Measures

This press release and accompanying schedules include the non-GAAP financial measures of adjusted EBITDA and DCF.  The accompanying schedules provide reconciliations of these non-GAAP financial measures to their most directly comparable financial measures calculated and presented in accordance with GAAP.  Non-GAAP financial measures should not be considered as an alternative to GAAP measures such as net income, net cash provided by operating activities or any other measure of liquidity or financial performance calculated and presented in accordance with GAAP.  Investors should not consider adjusted EBITDA, DCF or adjusted DCF in isolation or as a substitute for analysis of the Partnership’s results as reported under GAAP.  Because these non-GAAP financial measures may be defined differently by other companies in our industry, the Partnership’s definition of adjusted EBITDA, DCF and adjusted DCF may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.

Adjusted EBITDA.  The Partnership agreement defines adjusted EBITDA as net income (loss) before income tax expense, interest expense, depreciation and amortization expense and certain other items management believes affect the comparability of operating results.  Adjusted EBITDA is a non-GAAP financial measure that management and external users of our consolidated financial statements, such as industry analysts, investors, lenders and rating agencies, may use to assess:

•	The Partnership’s operating performance as compared to other publicly traded partnerships in the midstream energy industry, without regard to capital structure, historical cost basis or financing methods;

•	The Partnership’s ability to incur and service debt and fund capital expenditures;

•	The ability of the Partnership’s assets to generate sufficient cash flow to make distributions to unitholders; and

•	The viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities.

Management believes it is appropriate to exclude certain items from EBITDA because management believes these items affect the comparability of operating results.  The Partnership believes that the presentation of adjusted EBITDA in this press release provides information useful to investors in assessing its financial condition and results of operations.  The GAAP measure most directly comparable to adjusted EBITDA is net income.

Distributable Cash Flow.  The Partnership agreement defines DCF as adjusted EBITDA attributable to the Partnership adjusted for:

•	Addition of interest income;

•	Subtraction of net cash paid for interest expense;

•	Subtraction of maintenance capital expenditures; and

•	Subtraction of income taxes.

Management compares the DCF the Partnership generates to the cash distributions it expects to pay its partners.  Using this metric, management computes a distribution coverage ratio.  DCF is an important non-GAAP financial measure for our limited partners since it serves as an indicator of our success in providing a cash return on investment.  Specifically, this financial measure indicates to investors whether or not the Partnership is generating cash flows at a level that can sustain or support an increase in its quarterly cash distributions.  DCF is also a quantitative standard used by the investment community with respect to publicly traded partnerships because the value of a partnership unit is in part measured by its yield, which is based on the amount of cash distributions a partnership can pay to a unitholder.  The GAAP measure most directly comparable to DCF is net cash provided by operating activities.

Access Midstream Partners, L.P. (NYSE:ACMP) is the industry’s largest gathering and processing master limited partnership as measured by throughput volume.  The Partnership owns, operates, develops and acquires natural gas gathering and processing systems and other midstream energy assets.  Headquartered in Oklahoma City, the Partnership's operations are focused on the Barnett, Eagle Ford, Haynesville, Marcellus, Niobrara and Utica Shales and Mid-Continent region of the U.S.  The Partnership’s common units are listed on the New York Stock Exchange under the symbol ACMP.  Further information is available at www.accessmidstream.com where the Partnership routinely posts announcements, updates, events, investor information and presentations and all recent press releases.

This press release includes forward-looking statements. Forward-looking statements give our current expectations or forecasts of future events. They include but are not limited to our business strategy and plans and objectives for future operations. We caution you not to place undue reliance on our forward-looking statements, which speak only as of the date of this release, and we undertake no obligations to update this information. Although we believe the expectations and forecasts reflected in these and other forward-looking statements are reasonable, we can give no assurance they will prove to be correct. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Factors that could cause actual results to differ materially from expected results are described under “Risk Factors” in our 2012 Annual Report on Form 10-K and our other SEC filings.

Access Midstream Partners, L.P.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
($ in thousands, except per unit data)
(unaudited)

	Three Months Ended June 30,
	2013	2012
Revenues(1)	$247,242	$149,332

Operating Expenses
Operating expenses	82,844	44,731
Depreciation and amortization expense	71,869	40,722
General and administrative expense	25,089	11,565
Other operating expense	1,892	240

Total operating expenses	181,694	97,258

Operating income	65,548	52,074

Other income (expense)
Income from unconsolidated affiliates	33,745	15,971
Interest expense	(27,732)	(15,636)
Other income	126	4

Income before income tax expense	71,687	52,413
Income tax expense	1,260	807

Net income	70,427	51,606
Net income attributable to noncontrolling interests	1,214	—

Net income attributable to Access Midstream Partners, L.P.	$69,213	$51,606

Limited partner interest in net income

Net income attributable to Access Midstream Partners, L.P.	$69,213	$51,606
Less general partner interest in net income	(5,995)	(1,752)

Limited partner interest in net income	$63,218	$49,854

Net income per limited partner unit – basic and diluted
Common units	$0.18	$0.34
Subordinated units	$0.31	$0.34

Weighted average limited partner units outstanding used for net income per unit calculation – basic and diluted (in thousands)
Common units	108,673	79,278
Subordinated units	69,076	69,076

(1)	Excludes revenue from equity investments of $59.4 million and $34.1 million for the three months ended June 30, 2013 and 2012, respectively that is included in Income from Unconsolidated Affiliates.

If either Chesapeake Energy Corporation (“Chesapeake”) or Total E&P USA, Inc. (“Total”) does not meet its minimum volume commitment to the Partnership in the Barnett Shale region or Chesapeake does not meet its minimum volume commitment in the Haynesville Shale region under the relevant gas gathering agreement for specified annual periods, Chesapeake or Total is obligated to pay the Partnership a fee equal to the applicable fee for each mcf by which the applicable party’s minimum volume commitment for the year exceeds the actual volumes gathered on the Partnership’s systems.  Should payments be due under the minimum volume commitment with respect to any year, the Partnership recognizes the associated revenue in the fourth quarter of that year.

Access Midstream Partners, L.P.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
($ in thousands, except per unit data)
(unaudited)

	Six Months Ended June 30,
	2013	2012
Revenues(1)	$484,201	$304,006

Operating Expenses
Operating expenses	165,607	93,413
Depreciation and amortization expense	138,519	79,160
General and administrative expense	48,823	23,043
Other operating expense	1,983	195

Total operating expenses	354,932	195,811

Operating income	129,269	108,195

Other income (expense)
Income from unconsolidated affiliates	58,753	28,958
Interest expense	(54,794)	(31,594)
Other income	395	59

Income before income tax expense	133,623	105,618
Income tax expense	2,500	1,646

Net income	131,123	103,972
Net income attributable to noncontrolling interests	2,372	—

Net income attributable to Access Midstream Partners, L.P.	$128,751	$103,972

Limited partner interest in net income

Net income attributable to Access Midstream Partners, L.P.	$128,751	$103,972
Less general partner interest in net income	(10,787)	(3,181)

Limited partner interest in net income	$117,964	$100,791

Net income per limited partner unit – basic and diluted
Common units	$0.32	$0.68
Subordinated units	$0.60	$0.68

Weighted average limited partner units outstanding used for net income per unit calculation – basic and diluted (in thousands)
Common units	103,576	79,277
Subordinated units	69,076	69,076

(1)	Excludes revenue from equity investments of $106.5 million and $63.3 million for the six months ended June 30, 2013 and 2012, respectively that is included in Income from Unconsolidated Affiliates.

If either Chesapeake Energy Corporation (“Chesapeake”) or Total E&P USA, Inc. (“Total”) does not meet its minimum volume commitment to the Partnership in the Barnett Shale region or Chesapeake does not meet its minimum volume commitment in the Haynesville Shale region under the relevant gas gathering agreement for specified annual periods, Chesapeake or Total is obligated to pay the Partnership a fee equal to the applicable fee for each mcf by which the applicable party’s minimum volume commitment for the year exceeds the actual volumes gathered on the Partnership’s systems.  Should payments be due under the minimum volume commitment with respect to any year, the Partnership recognizes the associated revenue in the fourth quarter of that year.

Access Midstream Partners, L.P.
CONDENSED CONSOLIDATED BALANCE SHEETS
($ in thousands)
(unaudited)

	As of June 30, 2013	As of December 31, 2012
Assets

Total current assets	$188,138	$219,766

Property, plant and equipment
Gathering systems	5,586,723	5,125,746
Other fixed assets	122,489	96,916
Less: Accumulated depreciation	(716,980)	(590,614)

Total property, plant and equipment, net	4,992,232	4,632,048

Investment in unconsolidated affiliates	1,635,296	1,297,811
Intangible customer relationships, net	343,751	355,217
Deferred loan costs, net	57,153	56,258

Total assets	$7,216,570	$6,561,100

Liabilities and Partners’ Capital

Total current liabilities	$259,810	$259,261

Long-term liabilities
Long-term debt	2,716,200	2,500,000
Other liabilities	5,636	5,333

Total long-term liabilities	2,721,836	2,505,333

Total partners’ capital	4,234,924	3,796,506

Total liabilities and partners’ capital	$7,216,570	$6,561,100

Access Midstream Partners, L.P.
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
($ in thousands)
(unaudited)

	Six Months Ended June 30,
	2013	2012
Cash flows from operating activities
Net income	$131,123	$103,972
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	138,519	79,160
Income from unconsolidated affiliates	(58,753)	(28,958)
Other non-cash items	6,676	3,709
Changes in assets and liabilities
Increase in accounts receivable	(23,592)	(27,017)
(Increase) decrease in other assets	1,905	(1,649)
Decrease in accounts payable	(10,896)	(11,742)
Increase in accrued liabilities	32,598	18,923

Net cash provided by operating activities	217,580	136,398

Cash flows from investing activities
Additions to property, plant and equipment	(545,594)	(140,921)
Investments in unconsolidated affiliates	(263,710)	(43,153)
Proceeds from sale of assets	31,696	5,599

Net cash used in investing activities	(777,608)	(178,475)

Cash flows from financing activities
Proceeds from long-term borrowings	875,500	519,900
Payments on long-term borrowings	(659,300)	(1,084,100)
Proceeds from issuance of common units	399,922	—
Proceeds from issuance of senior notes	—	750,000
Distribution to unitholders	(177,430)	(120,475)
Capital contribution from noncontrolling interests	71,414	—
Debt issuance costs	(5,377)	(13,874)
Other adjustments	8,328	5,722

Net cash provided by financing activities	513,057	57,173

Net increase (decrease) in cash and cash equivalents	(46,971)	15,096

Cash and cash equivalents
Beginning of period	64,994	22

End of period	$18,023	$15,118

Access Midstream Partners, L.P.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
($ in thousands)
(unaudited)

	Three Months Ended June 30,
	2013	2012

Net Income attributable to Access Midstream Partners, L.P.	$69,213	$51,606

Adjusted for:
Interest expense	27,732	15,636
Income tax expense	1,260	807
Depreciation and amortization expense	71,869	40,722
Other	320	240
Income from unconsolidated affiliates	(33,745)	(15,971)
EBITDA from unconsolidated affiliates(1) (2)	49,751	27,858
Expense for non-cash equity awards	8,933	—
Implied minimum volume commitment	11,250	—

Adjusted EBITDA	$206,583	$120,898

Adjusted for:
Maintenance capital expenditures	(27,500)	(18,500)
Cash portion of interest expense	(25,115)	(14,312)
Income tax expense	(1,260)	(807)

Distributable cash flow	$152,708	$87,279

Cash provided by operating activities	$137,450	$69,183

Adjusted for:
Change in assets and liabilities	(26,358)	8,951
Interest expense	27,732	15,636
Income tax expense	1,260	807
Other non-cash items	(3,435)	(1,537)
EBITDA from unconsolidated affiliates(1) (2)	49,751	27,858
Expense for non-cash equity awards	8,933	—
Implied minimum volume commitment	11,250	—

Adjusted EBITDA	$206,583	$120,898

Adjusted for:
Maintenance capital expenditures	(27,500)	(18,500)
Cash portion of interest expense	(25,115)	(14,312)
Income tax expense	(1,260)	(807)

Distributable cash flow	$152,708	$87,279

Cash distribution
Limited partner units
2013: ($0.485 x 188,068,160 units) 2012: ($0.42 x 147,998,610 units)	$91,213	$62,159
General partner interest	6,567	2,005

Total cash distribution	$97,780	$64,164

Distribution coverage ratio	1.56	1.36
(1) EBITDA from unconsolidated affiliates is calculated as follows:
Net Income	$33,745	$15,971

Adjusted for:
Depreciation and amortization expense	16,007	11,887
Other	(1)	—

EBITDA from unconsolidated affiliates	$49,751	$27,858

(2)	The Partnership maintains equity investments in 10 gathering systems in the Marcellus Shale, Utica East Ohio Midstream, LLC. and Ranch Westex JV, LLC.

Access Midstream Partners, L.P.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
($ in thousands)
(unaudited)
	Six Months Ended June 30,
	2013	2012

Net Income attributable to Access Midstream Partners, L.P.	$128,751	$103,972

Adjusted for:
Interest expense	54,794	31,594
Income tax expense	2,500	1,646
Depreciation and amortization expense	138,519	79,160
Other	(320)	195
Income from unconsolidated affiliates	(58,753)	(28,958)
EBITDA from unconsolidated affiliates(1) (2)	89,210	51,718
Expense for non-cash equity awards	16,323	—
Implied minimum volume commitment	20,000	—

Adjusted EBITDA	$391,024	$239,327

Adjusted for:
Maintenance capital expenditures	(55,000)	(37,000)
Cash portion of interest expense	(50,207)	(28,967)
Income tax expense	(2,500)	(1,646)

Distributable cash flow	$283,317	$171,714

Cash provided by operating activities	$217,580	$136,398

Adjusted for:
Change in assets and liabilities	(15)	21,485
Interest expense	54,794	31,594
Income tax expense	2,500	1,646
Other non-cash items	(9,368)	(3,514)
EBITDA from unconsolidated affiliates(1) (2)	89,210	51,718
Expense for non-cash equity awards	16,323	—
Implied minimum volume commitment	20,000	—

Adjusted EBITDA	$391,024	$239,327

Adjusted for:
Maintenance capital expenditures	(55,000)	(37,000)
Cash portion of interest expense	(50,207)	(28,967)
Income tax expense	(2,500)	(1,646)

Distributable cash flow	$283,317	$171,714

(1) EBITDA from unconsolidated affiliates is calculated as follows:
Net Income	$58,753	$28,958

Adjusted for:
Depreciation and amortization expense	30,473	22,788
Other	(16)	(28)

EBITDA from unconsolidated affiliates	$89,210	$51,718

(2)	The Partnership maintains equity investments in 10 gathering systems in the Marcellus Shale, Utica East Ohio Midstream, LLC. and Ranch Westex JV, LLC.

Access Midstream Partners, L.P.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
($ in thousands)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
	($ in thousands)

GAAP Capital Expenditures	$274,640	$60,328	$545,594	$140,921

Adjusted for:
Capital expenditures included in unconsolidated affiliates	190,172	93,827	355,678	175,181
Capital expenditures attributable to noncontrolling interest	(39,594)	—	(67,346)	—

Net Capital Expenditures	$425,218	$154,155	$833,926	$316,102

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
	($ in thousands)

Revenues	$247,242	$149,332	$484,201	$304,006

Adjusted for:
Revenues included in investments in unconsolidated affiliates	59,363	34,086	106,510	63,345

Total revenues including revenues from equity investments	$306,605	$183,418	$590,711	$367,351

Access Midstream Partners, L.P.
OPERATING STATISTICS
(unaudited)

	Three Months Ended June 30,
	2013	2012

Barnett Shale
Throughput, bcf per day	1.024	1.261
Approximate miles of pipe at end of period	851	843
Gas compression (horsepower) at end of period	153,115	161,115

Eagle Ford Shale
Throughput, bcf per day	0.258	—
Approximate miles of pipe at end of period	751	—
Gas compression (horsepower) at end of period	70,812	—

Haynesville Shale
Throughput, bcf per day	0.695	0.349
Approximate miles of pipe at end of period	581	261
Gas compression (horsepower) at end of period	20,195	23,745

Marcellus Shale
Throughput, bcf per day(1)	0.996	0.679
Approximate miles of pipe at end of period	1,332	364
Gas compression (horsepower) at end of period	89,850	50,950

Niobrara Shale
Throughput, bcf per day(1)	0.010	—
Approximate miles of pipe at end of period	113	—
Gas compression (horsepower) at end of period	13,595	—

Utica Shale
Throughput, bcf per day(1)	0.074	—
Approximate miles of pipe at end of period	149	—
Gas compression (horsepower) at end of period	16,880	—

Mid-Continent
Throughput, bcf per day	0.608	0.579
Approximate miles of pipe at end of period	2,602	2,528
Gas compression (horsepower) at end of period	108,370	93,404

Total
Throughput, bcf per day(1)	3.665	2.868
Approximate miles of pipe at end of period	6,379	3,996
Gas compression (horsepower) at end of period	472,817	329,214

(1)	Throughput in all regions represents the net throughput allocated to the Partnership’s interest.

Access Midstream Partners, L.P.
OPERATING STATISTICS
(unaudited)

	Six Months Ended June 30,
	2013	2012

Barnett Shale
Throughput, bcf per day	1.045	1.270
Approximate miles of pipe at end of period	851	843
Gas compression (horsepower) at end of period	153,115	161,115

Eagle Ford Shale
Throughput, bcf per day	0.243	—
Approximate miles of pipe at end of period	751	—
Gas compression (horsepower) at end of period	70,812	—

Haynesville Shale
Throughput, bcf per day	0.732	0.383
Approximate miles of pipe at end of period	581	261
Gas compression (horsepower) at end of period	20,195	23,745

Marcellus Shale
Throughput, bcf per day(1)	0.930	0.626
Approximate miles of pipe at end of period	1,332	364
Gas compression (horsepower) at end of period	89,850	50,950

Niobrara Shale
Throughput, bcf per day(1)	0.010	—
Approximate miles of pipe at end of period	113	—
Gas compression (horsepower) at end of period	13,595	—

Utica Shale
Throughput, bcf per day(1)	0.064	—
Approximate miles of pipe at end of period	149	—
Gas compression (horsepower) at end of period	16,880	—

Mid-Continent
Throughput, bcf per day	0.583	0.557
Approximate miles of pipe at end of period	2,602	2,528
Gas compression (horsepower) at end of period	108,370	93,404

Total
Throughput, bcf per day(1)	3.607	2.836
Approximate miles of pipe at end of period	6,379	3,996
Gas compression (horsepower) at end of period	472,817	329,214

(1)	Throughput in all regions represents the net throughput allocated to the Partnership’s interest.